SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 15, 2004

Date of Report (date of earliest event reported)

CUBIC CORPORATION

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-8931 (Commission File Number)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue
San Diego, California 92123
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Thomas A. Baz, 71, Vice President and Corporate Controller and Principal Accounting Officer since 1983, has retired from the Company effective October 15, 2004.  Mark A. Harrison, 47, has been appointed Vice President and Corporate Controller and Principal Accounting Officer effective October 15, 2004.  Since 2000, Mr. Harrison had served as the Company’s Vice President – Financial Planning and Accounting, and had held a variety of financial management positions with the Company since 1983.

Item 9.01 Financial Statements and Exhibits.

There are no exhibits to this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CUBIC CORPORATION

Date	October 15, 2004
/s/ W. W. Boyle
W. W. Boyle
Chief Financial Officer